Keeley Funds, Inc. N-CSR

Exhibit 13(b)

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Kevin Keeley, Principal Executive Officer of Keeley Funds, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 6, 2024	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

I, John C. Ball, Principal Financial Officer of Keeley Funds, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 6, 2024	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer